                                                                  Exhibit (99.1)
                                                                     Page 1 of 8



                              BELL INDUSTRIES, INC.
                         Pro Forma Financial Information
                                   (Unaudited)


The following unaudited pro forma financial information reflects the sale of substantially all of the assets of Graphics as of the beginning of each of the periods presented for statement of income purposes and as of June 30, 1998 for balance sheet purposes. The pro forma information assumes net cash proceeds of $40 million from the sale. In accordance with the terms of the sale, the purchase price, less an estimate of the net book value of certain receivables, is payable in cash on the closing date. The balance is payable within 90 days of the closing date. The net cash proceeds will be used to reduce outstanding borrowings as required under Bell's credit facility. The unaudited pro forma financial information should be read in conjunction with the historical consolidated financial statements, including the notes thereto, as included in the Bell Industries, Inc., Annual Report on Form 10-K for the year ended December 31, 1997.

The pro forma information is presented for illustration purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the sale of Graphics had been consummated in accordance with the assumptions described, nor is it indicative of future operating results or financial position of Bell.

                                                                  Exhibit (99.1)
                                                                     Page 2 of 8

                              BELL INDUSTRIES, INC.
                        Pro Forma Combined Balance Sheet
                                  June 30, 1998
                                 (In thousands)
                                   (Unaudited)

The following unaudited Pro Forma Balance Sheet has been prepared to reflect the sale of Graphics by Bell assuming the sale had been completed on June 30, 1998.


                                                                                                Pro Forma
                                                       Historical        Graphics(a)           Adjustments         Pro Forma
                                                       ----------        -----------           -----------         ---------

ASSETS
Current assets:
     Cash and cash equivalents                         $  10,629                                                   $  10,629
     Accounts receivable                                 115,072           $ (21,870)                                 93,202
     Receivable from sale of Graphics                                                          $18,000 (b)            18,000
     Inventories                                         157,111             (19,747)                                137,364
     Prepaid expenses and other                            9,015                (100)                                  8,915
                                                       ---------           ---------                               ---------
         Total current assets                            291,827             (41,717)                                268,110
                                                       ---------           ---------                               ---------

Properties, net                                           44,374              (4,102)                                 40,272
Goodwill                                                  71,248              (2,960)                                 68,288
Other assets                                               8,542                (153)                                  8,389
                                                       ---------           ---------                               ---------
                                                       $ 415,991           $ (48,932)                              $ 385,059
                                                       =========           =========                               =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
     Accounts payable                                  $  71,302           $ (10,454)                              $  60,848
     Accrued liabilities and payroll                      24,073              (l,595)            1,325 (b)            23,803
                                                       ---------           ---------                               ---------
     Current portion of long-term liabilities              8,750                                                       8,750
                                                       ---------           ---------                               ---------
         Total current liabilities                       104,125             (12,049)                                 93,401
                                                       ---------           ---------                               ---------

Long-term debt                                           147,418                               (22,000)(b)           125,418

Deferred compensation and other                            7,937                                                       7,937

Shareholders' equity:
     Common stock                                        101,217                                                     101,217
     Investment in Graphics                                                  (36,883)           36,883 (c)
     Reinvested earnings                                  55,294                                 1,792 (b)            57,086
                                                       ---------           ---------                               ---------
         Total shareholders' equity                      156,511             (36,883)                                158,303
Commitments and contingencies
                                                       ---------           ---------                               ---------
                                                       $ 415,991           $ (48,932)                              $ 385,059
                                                       =========           =========                               =========







            See accompanying Notes to Pro Forma Financial Statements.

                                                                  Exhibit (99.1)
                                                                     Page 3 of 8



                              BELL INDUSTRIES, INC.
                          Pro Forma Statement of Income
                         Six Months Ended June 30, 1998
                      (In thousands, except per share data)
                                   (Unaudited)


The following unaudited presentation reflects pro forma results of Bell assuming the sale of Graphics had been completed on January 1, 1998. The presentation reflects pro forma results from continuing operations and does not reflect the anticipated gain on the sale of Graphics.

                                                                                     Pro Forma         Pro Forma
                                              Historical      Graphics(a)           Adjustments         Results
                                              ----------      -----------           -----------      --------------
Net sales                                   $      423,751    $     (71,474)                         $      352,277
                                            --------------    -------------                          --------------

Costs and expenses:
     Cost of products sold                         338,058          (59,842)                                278,216
     Selling and administrative                     65,491           (8,487)                                 57,004
     Depreciation and amortization                   5,345             (491)                                  4,854
     Interest expense                                6,675                          $  (1,225)(d)             5,450
                                            --------------    -------------                          --------------
                                                   415,569          (68,820)                                345,524
                                            --------------    -------------                          --------------

Income from continuing operations
     before income taxes                             8,182           (2,654)                                  6,753

Income tax provision                                 3,830           (1,242)              573 (e)             3,161
                                            --------------    -------------                          --------------

Income from continuing operations           $        4,352    $      (1,412)                         $        3,592
                                            ==============    =============                          ==============

Share and per share data:
  Income from continuing operations:
     Basic                                  $         0.47                                           $         0.38
                                            ==============                                           ==============
     Diluted                                $         0.46                                           $         0.38
                                            ==============                                           ==============

  Weighted average shares outstanding:
     Basic                                           9,357                                                    9,357
                                            ==============                                           ==============
     Diluted                                         9,460                                                    9,460
                                            ==============                                           ==============




            See accompanying Notes to Pro Forma Financial Statements.

                                                                  Exhibit (99.1)
                                                                     Page 4 of 8



                              BELL INDUSTRIES, INC.
                          Pro Forma Statement of Income
                         Six Months Ended June 30, 1997
                      (In thousands, except per share data)
                                   (Unaudited)


The following unaudited presentation reflects pro forma results of Bell assuming the sale of Graphics had been completed on January 1, 1997. The presentation reflects pro forma results from continuing operations and does not reflect the anticipated gain on the sale of Graphics.

                                                                                  Pro Forma            Pro Forma
                                              Historical       Graphics(a)       Adjustments            Results
                                            --------------    -------------      -----------         --------------
Net sales                                   $      452,282    $     (78,494)                         $      373,788
                                            --------------    -------------                          --------------

Costs and expenses:
     Cost of products sold                         355,607          (65,819)                                289,788
     Selling and administrative                     73,747          (10,031)                                 63,716
     Depreciation and amortization                   5,160             (400)                                  4,760
     Interest expense                                5,589                       $  (1,280)(d)                4,309
     Integration charge                              4,100                                                    4,100
                                            --------------    -------------                          --------------
                                                   444,203          (76,250)                                366,673
                                            --------------    -------------                          --------------

Income from continuing operations
     before income taxes                             8,079           (2,244)                                  7,115

Income tax provision                                 3,781           (1,050)           599 (e)                3,330
                                            --------------    -------------                          --------------

Income from continuing operations           $        4,298    $      (1,194)                         $        3,785
                                            ==============    =============                          ==============

Share and per share data:
  Income from continuing operations:
     Basic                                  $         0.47                                           $         0.42
                                            ==============                                           ==============
     Diluted                                $         0.46                                           $         0.40
                                            ==============                                           ==============

  Weighted average shares outstanding:
     Basic                                           9,091                                                    9,091
                                            ==============                                           ==============
     Diluted                                         9,355                                                    9,355
                                            ==============                                           ==============




            See accompanying Notes to Pro Forma Financial Statements.

                                                                  Exhibit (99.1)
                                                                     Page 5 of 8



                              BELL INDUSTRIES, INC.
                          Pro Forma Statement of Income
                          Year Ended December 31, 1997
                      (In thousands, except per share data)
                                   (Unaudited)


The following unaudited presentation reflects pro forma results of Bell assuming the sale of Graphics had been completed on January 1, 1997. This presentation reflects pro forma results from continuing operations and does not reflect the anticipated gain on the sale of Graphics.

                                                                                   Pro Forma            Pro Forma
                                              Historical         Graphics(a)      Adjustments            Results
                                            --------------    --------------    ---------------      --------------
Net sales                                   $      890,737    $    (156,288)                         $      734,449
                                            --------------    -------------                          --------------

Costs and expenses:
     Cost of products sold                         703,068         (131,724)                                571,344
     Selling and administrative                    142,494          (19,336)                                123,158
     Depreciation and amortization                  10,000             (804)                                  9,196
     Interest expense                               12,309                          $  (2,560)(d)             9,749
     Integration charge                              4,100                                                    4,100
                                            --------------    -------------                          --------------
                                                   871,971         (151,864)                                717,547
                                            --------------    -------------                          --------------

Income from continuing operations
     before income taxes                            18,766           (4,424)                                 16,902

Income tax provision                                 8,685           (2,047)            1,185 (e)             7,823
                                            --------------    -------------                          --------------

Income from continuing operations           $       10,081    $      (2,377)                         $        9,079
                                            ==============    =============                          ==============

Share and per share data:
  Income from continuing operations:
     Basic                                  $         1.10                                           $         0.99
                                            ==============                                           ==============
     Diluted                                $         1.07                                           $         0.96
                                            ==============                                           ==============

  Weighted average shares outstanding:
     Basic                                           9,157                                                    9,157
                                            ==============                                           ==============
     Diluted                                         9,430                                                    9,430
                                            ==============                                           ==============




            See accompanying Notes to Pro Forma Financial Statements.

                                                                  Exhibit (99.1)
                                                                     Page 6 of 8



                              BELL INDUSTRIES, INC.
                          Pro Forma Statement of Income
                          Year Ended December 31, 1996
                      (In thousands, except per share data)
                                   (Unaudited)


The following unaudited presentation reflects pro forma results of Bell assuming the sale of Graphics had been completed on January 1, 1996. This presentation reflects pro forma results from continuing operations and does not reflect the anticipated gain on the sale of Graphics.

                                                                                   Pro Forma            Pro Forma
                                              Historical         Graphics(a)      Adjustments            Results
                                            --------------    --------------      -----------        --------------
Net sales                                   $      623,193    $    (117,131)                         $      506,062
                                            --------------    -------------                          --------------

Costs and expenses:
     Cost of products sold                         485,634          (97,758)                                387,876
     Selling and administrative                    100,197          (15,273)                                 84,924
     Depreciation and amortization                   6,228             (492)                                  5,736
     Interest expense                                3,673                        $    (3,281)(d)               392
                                            --------------    -------------                          --------------
                                                   595,732         (113,523)                                478,928
                                            --------------    -------------                          --------------

Income from continuing operations
     before income taxes                            27,461           (3,608)                                 27,134

Income tax provision                                11,534           (1,515)            1,378 (e)            11,397
                                            --------------    -------------                          --------------

Income from continuing operations           $       15,927    $      (2,093)                         $       15,737
                                            ==============    =============                          ==============

Share and per share data:
  Income from continuing operations:
     Basic                                  $         1.80                                           $         1.78
                                            ==============                                           ==============
     Diluted                                $         1.75                                           $         1.73
                                            ==============                                           ==============

  Weighted average shares outstanding:
     Basic                                           8,852                                                    8,852
                                            ==============                                           ==============
     Diluted                                         9,109                                                    9,109
                                            ==============                                           ==============



            See accompanying Notes to Pro Forma Financial Statements.

                                                                 Exhibit ( 99.1)
                                                                     Page 7 of 8



                              BELL INDUSTRIES, INC.
                          Pro Forma Statement of Income
                          Year Ended December 31, 1995
                      (In thousands, except per share data)
                                   (Unaudited)


The following unaudited presentation reflects pro forma results of Bell assuming the sale of Graphics had been completed on January 1, 1995. This presentation reflects pro forma results from continuing operations and does not reflect the anticipated gain on the sale of Graphics.

                                                                                   Pro Forma            Pro Forma
                                              Historical         Graphics(a)      Adjustments            Results
                                            --------------    --------------     -------------       --------------
Net sales                                   $      564,325    $     (73,359)                         $      490,966
                                            --------------    -------------                          --------------

Costs and expenses:
     Cost of products sold                         436,568          (61,400)                                375,168
     Selling and administrative                     92,643           (9,980)                                 82,663
     Depreciation and amortization                   5,940             (185)                                  5,755
     Interest expense                                3,612                        $    (3,590)(d)                22
     Lease commitment provision                      2,800                                                    2,800
     Gain on sale of division`                      (3,050)                                                  (3,050)
                                            --------------    -------------                          --------------
                                                   538,513          (71,565)                                463,358
                                            --------------    -------------                          --------------

Income from continuing operations
     before income taxes                            25,812           (1,794)                                 27,608

Income tax provision                                10,841             (753)            1,508 (e)            11,596
                                            --------------    -------------                          --------------

Income from continuing operations           $       14,971    $      (1,041)                         $       16,012
                                            ==============    =============                          ==============

Share and per share data:
  Income from continuing operations:
     Basic                                  $         1.74                                           $         1.86
                                            ==============                                           ==============
     Diluted                                $         1.67                                           $         1.79
                                            ==============                                           ==============

  Weighted average shares outstanding:
     Basic                                           8,626                                                    8,626
                                            ==============                                           ==============
     Diluted                                         8,940                                                    8,940
                                            ==============                                           ==============



            See accompanying Notes to Pro Forma Financial Statements.

                                                                  Exhibit (99.1)
                                                                     Page 8 of 8


                              BELL INDUSTRIES, INC.

                    NOTES TO PRO FORMA FINANCIAL INFORMATION
                                   (UNAUDITED)


(a) Represents the elimination of the historical accounts of Graphics for each of the periods presented.

(b) Represents the receipt of $22 million of estimated net cash proceeds at June 30, 1998 and an $18 million receivable to be received over a 90 day period after closing. Additionally, reflects a gain on the sale of Graphics, net of estimated selling costs and taxes. The final purchase price is subject to post closing adjustments.

(c)     Eliminates the investment in Graphics.

(d) Represents the reduction in consolidated interest expense at Bell's average cost of borrowing for the period assuming the estimated net cash proceeds are utilized, as required, to reduce outstanding borrowings. The remaining $18 million of proceeds to be received subsequent to closing are assumed to be received ratably over the 90 day period.

(e) Adjusts income tax expense for the effect of the pro forma adjustments based on the effective tax rate for the period presented.